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                                                                     EXHIBIT 4.1



NUMBER XX                        GARAGE.COM                            XX SHARES
                           a Delaware Corporation                   COMMON STOCK

INCORPORATED UNDER THE LAWS                                    CUSIP 364797 10 0
OF THE STATE OF DELAWARE                     SEE REVERSE FOR CERTAIN DEFINITIONS

         THIS CERTIFIES THAT XXXXXXXX is the record holder of XXXXX fully paid and non-assessable shares of COMMON STOCK, $0.001 PAR VALUE, of GARAGE.COM, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Amended and Restated Certificate of Incorporation of the Corporation and its Bylaws (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid until countersigned by a transfer agent and registered by a Registrar.

        WITNESS the Seal of the Corporation and the signatures of its duly authorized officers this XXX day of XXXXX, XXXX.


---------------------                  -------------------
President                              Secretary


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        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SO FAR AS THE SAME SHALL HAVE BEEN FIXED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX ANY PREFERENCES, RIGHTS AND LIMITATIONS OF ANY WHOLLY UNISSUED SERIES.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM     --  as tenants in common      UNIF GIFT MIN ACT --  _____________Custodian _______________
  TEN ENT     --  as tenants by the                                  (Cust)                 (Minor)
                  entireties                                      under Uniform Gifts to Minors
  JT TEN      --  as joint tenants with                           Act___________________________________
                  rights of survivorship                                       (State)
                  and not as tenants in     UNIF TRF MIN ACT --   _________Custodian (until age________)
                  common                                           (Cust)
                                                                  ______________ under Uniform Transfers
                                                                      (Minor)
                                                                  to Minors Act_________________________
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.


       FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

                                        X_______________________________________

                                        X_______________________________________

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.

Signature(s) Guaranteed

By_____________________________

THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.



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